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Exhibit 10.23

[LOGO]	Crocs Footwear 6273 Monarch Park Pl. Niwot, CO 80503 303-468-4260 mail 303-468-4266 fax www.crocs.com

October 18, 2004

Dear Caryn Ellison:

        We are pleased to offer you the position of Chief Financial Officer at Western Brands d.b.a. Crocs Footwear. We feel that your skills and background will be valuable assets to our team.

        Per our discussion, your starting salary is $16,000 per month and is paid on a bi-monthly basis. Additional compensation is as follows:

  •
  Bonus—0% to 50% based on company profitability and performance

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  Car Allowance—$700/month

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  Medical and dental plan-premium paid by Crocs

  •
  Crocs shares—1500 units (vesting over the next three years

  •
  4 weeks vacation per year (carries over per company policy—still TBD)

  •
  6 months severance if employment is terminated by employer

        Please indicate you accept this offer by signing below.

        I look forward to welcoming you to Crocs Footwear.

Sincerely,

Ron Snyder
President
Western Brands d.b.a. Crocs Footwear

Accepted by:	/s/ CARYN ELLISON Caryn Ellison	Date:	10/18/04

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  Exhibit 10.23